Astor Mutual Funds

PROSPECTUS

December 1, 2016

Astor Dynamic Allocation Fund

Class A Shares (ASTLX) • Class C Shares (ASTZX) • Class I Shares (ASTIX) • Class R Shares (ASTRX)

Astor Macro Alternative Fund

Class A Shares (ASTMX) • Class C Shares (ASTGX) • Class I Shares (GBLMX)

Astor Sector Allocation Fund

Class A Shares (ASPGX) • Class C Shares (CSPGX) • Class I Shares (STARX)

This Prospectus provides important information about each Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodities Futures Trading Commission nor has the Securities and Exchange Commission or the Commodities Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Astor Investment Management LLC

111 S. Wacker Drive, Suite 3950

Chicago, Illinois 60606

www.astorimfunds.com

877.738.0333

Astor

Investment Management

TABLE OF CONTENTS

Fund Summary: Astor Dynamic Allocation Fund	1
Fund Summary: Astor Macro Alternative Fund	6
Fund Summary: Astor Sector Allocation Fund	11
Additional Information about Investment Strategies and Related Risks	15
Temporary Investments	20
Portfolio Holdings Disclosure	20
Additional Information about the Management of the Fund	21
How Shares Are Priced	24
How to Purchase Shares	25
How to Redeem Shares	29
Tax Status, Dividends and Distributions	30
Frequent Purchases and Redemptions of Fund Shares	31
Distribution of Shares	32
Financial Highlights	33

Fund Summary: Astor Dynamic Allocation Fund

Investment Objective

The Fund seeks total return through a combination of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information is available from your financial professional and in the section entitled How to Purchase Shares on page 25 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 45 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R
Management Fees (1)	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses(2)	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.97%	2.72%	1.72%	1.97%
Fee Waiver(2)	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.66%	2.41%	1.41%	1.66%
(1)	Restated to reflect current expenses.

(2)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table does not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2017 so that the total annual operating expenses “(i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.40%, 2.15%, 1.15% and 1.40% for Class A, Class C, Class I and Class R shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$636	$1,035	$1,460	$2,638
Class C	$344	$815	$1,412	$3,028
Class I	$144	$512	$904	$2,004
Class R	$169	$588	$1,034	$2,271
1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests predominantly in exchange-traded funds (“ETFs”) that each invest primarily in domestic or foreign (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents. The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks. The Fund defines fixed-income securities to include ETFs that invest primarily in fixed-income securities, such as bonds, notes and debentures. The Fund defines alternative and specialty securities to include ETFs that invest in commodities, foreign currencies and real estate investment trusts (“REITs”), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked). Where appropriate, the Fund may invest in the universe of ETFs offered by First Trust Portfolios, L.P., including the AlphaDEX® line of ETFs. Pursuant to the Fund’s principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs that each invest primarily in securities of domestic issuers of varying market capitalizations. While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities (as defined above). With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor’s Rating Group or similarly rated by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

Astor Investment Management LLC the Fund’s investment adviser, uses a tactical asset allocation strategy based on a proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate the most appropriate risk-adjusted returns in the given economic environment.

The model is based upon the Astor Economic Index® which takes economic data points focused on: (1) employment and (2) output to determine what the adviser believes is the current level of the economy. Additional indicators such as market conditions and price momentum are also used. The adviser uses these outputs to allocate assets and rebalance the Fund’s investment portfolio at an appropriate level for the economic and market risk environment with the goal of achieving positive returns throughout economic cycles. The adviser seeks to use macroeconomic analysis as a risk control in order to mitigate the impact of large negative returns (commonly referred to as drawdowns) typically experienced during periods of weak economic activity.

The adviser anticipates rebalancing the Fund’s portfolio based upon the adviser’s determination of changes in the economic cycle as well as other proprietary indicators. By using economic cycle-driven rebalancing, the adviser seeks to provide positive returns during economic expansions by increasing the portfolio allocation to long equity ETFs linked to broad market indices, such as the Standard & Poor’s 500 Index. During economic contractions, the adviser will utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs including those providing inverse market exposure. Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, such as oil or gold, as well as ETFs focused on specific industries such as real estate, or focused on economic segments such as foreign currencies.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through ETFs.

(1)	Alternative and Specialty Assets Risks: The Fund may purchase ETFs that invest in “alternative asset” or “specialty” market segments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currencies. Inverse ETFs limit the Fund’s participation in certain market gains.
(2)	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
2

(3)	Credit Risk: Debt issuers may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by an ETF may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor’s Ratings Group or another NRSRO.
(4)	Currency Risk: The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade issuer may default. Country risk arises because a government may interfere with transactions in its currency.
(5)	Emerging Market Risk: Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
(6)	Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
(7)	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
(8)	First Trust AlphaDEX® Fund Risk: The Fund may invest in ETFs sponsored by First Trust Portfolios, L.P., where appropriate. The adviser and First Trust Portfolios, L.P. have entered into a reciprocal license agreement, which may present a conflict of interest by creating an incentive for the adviser to select First Trust ETFs when other ETFs may also be considered suitable for investment purposes. While the adviser has determined such family of ETFs to provide appropriate investment exposure, First Trust ETFs may have management fees or expenses which are higher than alternative ETFs available for the portfolio managers to select.
(9)	Fixed-Income Risk: When the Fund invests in fixed-income ETFs, the value of your investment in the Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Funds possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments.
(10)	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
(11)	High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
(12)	Inverse Risk: Inverse ETFs are designed to rise in hedging activities by investing in inverse ETFs. Price when stock prices are falling. Inverse ETFs may employ leverage, which magnifies tend to limit the changes in the Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying stock index upon which they are based assets and benchmarks, and volatile markets can amplify this effect. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.
(13)	Management Risk: The adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests (long or short via inverse ETFs) may prove to be incorrect and may not produce the desired results.
(14)	Real Estate Investment Trust (REIT) Risk: Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
(15)	Small and Medium Capitalization Company Risk: Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
3

(16)	Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Performance

The bar chart and table set out below help show the returns and risks of investing in the Fund. The bar chart shows the annual returns of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of its benchmark and supplemental indices. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.astorimfunds.com or by calling (877) 738-0333.

Class I Annual Total Return

(Years ended December 31)

Best Quarter	9/30/10	9.34%
Worst Quarter	9/30/11	(8.74)%

The Fund’s year-to-date return for Class I Shares as of September 30, 2016 was 6.13%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Five Years	Since Inception (10-19-09)
Class I Return before taxes	(2.39)%	2.42%	3.29%
Return after taxes on distributions	(2.72)%	2.16%	3.07%
Return after taxes on distributions and sale of Fund shares	(1.07)%	1.86%	2.55%
Class R Return before taxes	(2.62)%	2.16%	3.04%
Class C Return before taxes	(4.30)%	1.40%	2.16%*
Class A Return before taxes	(7.24)%	N/A	3.15%**
S&P 500® Index(1)	1.38%	12.57%	12.90%
Barclays Capital U.S. Aggregate Bond Index(2)	0.55%	3.25%	3.69%
*	Class C shares commenced operations on March 12, 2010.
**	Class A shares commenced operations on November 30, 2011.
(1)	The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot directly invest in an index.
(2)	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

4

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class I shares, and after-tax returns for other classes will vary.

Adviser

Astor Investment Management LLC is the Fund’s investment adviser.

Portfolio Managers

Robert Stein, Chief Executive Officer of the adviser, Bryan Novak, Senior Managing Director of the adviser, and John Eckstein, Chief Investment Officer of the adviser, and Deepika Sharma are co-portfolio managers for the Fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. The minimum initial investment for Class A, Class C and Class R shares of the Fund is $1,000 for tax-qualified accounts such as 401(k) plans or IRAs and $5,000 for other accounts. The minimum initial investment in Class I shares of the Fund is $5,000 for all accounts. The minimum subsequent investment is $100 for each Class.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary: Astor Macro Alternative Fund

Investment Objective

The Fund seeks to provide positive returns over a market cycle regardless of market conditions or general market direction.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information is available from your financial professional and in the section entitled How to Purchase Shares on page 25 of the Fund's Prospectus and in Purchase, Redemption and Pricing of Shares on page 45 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees (1)	1.45%	1.45%	1.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	8.98%	8.98%	8.98%
Acquired Fund Fees and Expenses (3)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	10.85%	11.60%	10.60%
Fee Waiver and Reimbursement	(8.68)%	(8.68)%	(8.68)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (1)	2.17%	2.92%	1.92%
(1)	Restated to reflect current expenses.
(2)	The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table does not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2017 so that the total annual operating expenses “(i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 2.00%, 2.75% and 1.75%, for Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$685	$2,688	$4,463	$8,069
Class C	$395	$2,510	$4,441	$8,260
Class I	$195	$2,259	$4,098	$7,868

6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

The Astor Macro Alternative Fund (the "Fund") utilizes multiple quantitative strategies implemented over a broad variety of asset classes and countries in seeking to achieve its investment objective and generate high risk-adjusted returns (capital appreciation) with lower volatility than the global equity markets. While the Fund may generate income that is not expected to be the primary source of achieving its investment objective. The Fund may invest in domestic or foreign equity or fixed income securities and will also seek exposure to global currency and commodity markets by investing primarily in exchange traded funds (“ETFs”) and futures contracts. The Fund may also invest in swap contracts, or securities directly, to achieve its investment objective.

The Fund invests in ETFs that each invest primarily in either equity securities (common and preferred stocks) or fixed-income securities (such as bonds, notes and debentures). The Fund utilizes an asset allocation model to determine the percentage of exposure to specific global markets and equity securities vs. fixed income. The Fund invests in ETFs without restriction as to the underlying securities issuers’ capitalization, country or currency. With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor's Rating Group or similarly rated by another nationally recognized statistical rating organization ("NRSRO”) with a maximum duration of 30 years or less. However, the Fund may invest in fixed income securities of any credit quality (including high yield), and any maturity.

The Fund gains exposure to various assets classes and global markets, including emerging markets, by investing in both ETFs and futures contracts linked to stock indices, fixed income, currency and commodities (such as base metals, agriculture, soft goods, and energy). The Fund's investment adviser seeks superior returns and below-market volatility through a tactical asset allocation strategy based on its proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate positive returns in the given economic environment. For example, a strong economy in a given country could lead the Fund to take larger positions in equity investments, while reducing its exposure to such country’s fixed income or bond markets.

The adviser's investment model and philosophy uses quantitative indicators to analyze country-specific economic data inputs including: (1) employment, (2) economic output (through data such as gross domestic product or GDP) and (3) overall market conditions. The adviser uses these inputs to determine, what the adviser believes to be, the current level of economic growth. Once the economic level is identified, the adviser tactically allocates assets among various market segments and rebalances the Fund's investment portfolio with the goal of achieving positive returns with relatively low return volatility compared to the global markets throughout all phases of the business cycle. The adviser anticipates rebalancing the Fund’s portfolio based upon its determination of changes in the economic cycle as well as other proprietary indicators.

In making investment decisions outside the US, the Fund also considers relative inflation rates, the rate of currency appreciation relative to inflation, current account deficits and the state of the world business cycle. In addition the adviser considers a wide variety of financial market data including short and long term interest rates, and the difference between those rates and those of the United States, valuation ratios, recent market volatility and recent market volatility relative to the price of options.

The Fund may hedge its long portfolio by maintaining short exposure through futures, or purchasing inverse ETFs. The Fund may also hedge its currency exposure on international equity positions through its fundamental currency strategy which trades futures linked to currency such as the GBP, EUR, JPY, and AUD in equal weighting long, short, or neutral against one another and a currency momentum strategy that utilizes futures to trade such currencies against the dollar.

Subsidiary

The Fund may execute portions of its investment strategy (e.g. commodities exposure), by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary. The Subsidiary will invest primarily in futures contracts for assets such as commodities, currencies and fixed income securities. However, the Fund may also make these investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. By investing in futures contacts indirectly through the Subsidiary, the Fund will obtain exposure to financial markets such as commodities within the federal tax requirements that apply to the Fund. Because the Fund may invest a substantial portion of its assets in the Subsidiary, references to the Fund may also include the Subsidiary. In seeking to fulfill the Fund's investment objective, the adviser may engage in frequent trading of the Fund's portfolio securities.

7

Principal Investment Risks: As with all mutual Fund, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through ETFs:

(1)	Alternative and Specialty Assets Risks: The Fund may invest in "alternative asset" or "specialty" market segments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currency exchange rates and may include leverage, which magnifies the changes in the value of the ETF.
(2)	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
(3)	Counterparty Risk: The Fund's investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty's failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund's investing activities.
(4)	Credit Risk: Debt issuers may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by an ETF may be lowered if an issuer's financial condition changes. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor's Ratings Group or another NRSRO.
(5)	Currency Risk (Domestic and Foreign): The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade issuer may default. Country risk arises because a government may interfere with transactions in its currency.
(6)	Derivatives Risk: The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to leverage and credit risk.
(7)	Emerging Market Risk: Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
(8)	Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
(9)	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
(10)	Fixed-Income Risk: When the Fund invests in fixed-income, the value of your investment in the Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Funds possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments.
(11)	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
8

(12)	Futures Risk: There could be an imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract. Also, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
(13)	Hedging Transactions Risk: The Adviser, from time to time, employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
(14)	High-Yield Bond Risk: Lower-quality bonds, known as "high yield" or "junk" bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
(15)	Inverse ETF Risk: Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs tend to limit the Fund's participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.
(16)	Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate.
(17)	Management Risk: The Adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests may prove to be incorrect and may not produce the desired results.
(18)	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.
(19)	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
(20)	Small and Medium Capitalization Company Risk: Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
(21)	Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
(22)	Wholly Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

9

Performance

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling (877) 738-0333 or visiting www.astorimfunds.com. Daily net asset value per share information is available by calling (877) 738-0333.

Adviser

Astor Investment Management LLC is the Fund's investment adviser.

Portfolio Managers

Robert Stein, Chief Executive Officer of the adviser, Bryan Novak, Senior Managing Director of the adviser and John Eckstein, Chief Investment Officer of the adviser, and Deepika Sharma are co-portfolio managers for the Fund. They have served the Fund as portfolio managers since inception. The Fund commenced operations in 2015.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. The minimum initial investment in each class of shares is $5,000 for regular accounts and $1,000 for tax-qualified accounts such as a 401(k) plan. The minimum subsequent investment is $100 for each class of shares.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's

10

Fund Summary: Astor Sector Allocation Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information is available from your financial professional and in the section entitled How to Purchase Shares on page 25 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 45 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees (1)	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses(2)	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	2.26%	3.01%	2.01%
Fee Waiver and Reimbursement(2)	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (1)	2.01%	2.76%	1.76%
(1)	Restated to reflect current expenses.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table does not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2017 so that the total annual operating expenses “(i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.40%, 2.15% and 1.15%, for Class A, Class C, Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$670	$1,126	$1,608	$2,933
Class C	$380	$908	$1,562	$3,314
Class I	$179	$608	$1,062	$2,323

11

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Sector Tactical Asset Rotation (S.T.A.R.) Fund (the “Fund”) invests predominantly in exchange-traded funds (“ETFs”) that each invest primarily in (1) equity securities, (2) fixed-income securities, or (3) cash equivalents. Where appropriate, the Fund intends to invest primarily in the universe of ETFs offered by First Trust Portfolios, L.P., including the AlphaDEX® line of ETFs. However, it may invest in ETFs offered by other firms where First Trust Portfolios, L.P. does not offer an ETF to meet the Fund’s current allocation strategy, or the portfolio managers otherwise select an alternate ETF to match the current allocation strategy. The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks. The Fund defines fixed-income securities to include ETFs that invest primarily in fixed-income securities, such as bonds, notes and debentures. Pursuant to the Fund’s principal investment strategies, the Fund invests its assets in equity and fixed income ETFs that each invest primarily in domestic issuers of varying market capitalizations. While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities. With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor’s Rating Group or similarly rated by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

The Fund is named to reflect its investment strategy–”sector tactical asset rotation” or S.T.A.R. The Fund’s adviser seeks capital appreciation through a tactical asset allocation strategy based on its proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate positive returns and manage risk in the given economic environment.

The adviser’s investment model focuses on identifying the relative strength of nine (9) market sectors by analyzing data inputs including: (1) employment, (2) economic output (through gross domestic product or GDP), as well as (3) overall market conditions (such as price momentum). Based upon the inputs, the adviser seeks to overweight the sectors with the strongest economic and market signals while holding underweight allocations for the weaker sectors. Weights are based upon the market capitalization of each sector within the S&P 500 Index. In addition to the sector positions, the model also includes an overall view of the economy based upon the Astor Economic Index® to allocate a portion of the portfolio to various broad market capitalization categories such as large, medium, and small capitalization stocks. The adviser tactically allocates assets among various sectors and market segments to rebalances the Fund’s investment portfolio according to the economic environment with the goal of achieving capital appreciation and lower drawdowns throughout full economic cycles.

The adviser anticipates rebalancing the Fund’s portfolio based upon the adviser’s determination of changes in the economic cycle as well as other proprietary indicators. By using economic cycle-driven rebalancing (rotation), the adviser seeks to invest in those sectors and market categories with the highest potential for positive returns during periods of relative economic strength while de-allocating from equities and utilizing defensive positioning such as allocations to cash and fixed-income ETFs when economic and market environments weaken.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through ETFs.

(1)	Credit Risk: Debt issuers may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by an ETF may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor’s Ratings Group or another NRSRO.
(2)	Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
(3)	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
12

(4)	Fixed-Income Risk: When the Fund invests in fixed-income ETFs the value of your investment in the Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Funds possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments.
(5)	First Trust AlphaDEX® Fund Risk: The Fund may invest in ETFs sponsored by First Trust Portfolios, L.P., where appropriate. The adviser and First Trust Portfolios, L.P. have entered into a reciprocal license agreement, which may present a conflict of interest by creating an incentive for the adviser to select First Trust ETFs when other ETFs may also be considered suitable for investment purposes within the S.T.A.R. Program. While the adviser has determined such family of ETFs to provide appropriate investment opportunities across the various sectors to deploy its asset allocation strategy, First Trust ETFs may have management fees or expenses which are higher than alternative ETFs the portfolio managers may have selected.
(6)	High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
(7)	Management Risk: The adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests may prove to be incorrect and may not produce the desired results.
(8)	Small and Medium Capitalization Company Risk: Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
(9)	Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class A and Class C shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.astorimfunds.com or by calling (877) 738-0333.

Class A Performance Bar Chart For Calendar Years Ended December 31

(Returns do not reflect sales loads and would be lower if they did)

Best Quarter:	3/31/13	10.43%
Worst Quarter:	9/30/15	(9.36)%

The Fund’s year-to-date return for Class A shares as of September 30, 2016 was 2.74%.

13

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Since Inception (9-30-11)
Class A shares Return before taxes	(10.01)%	8.25%
Class A shares Return after taxes on distributions	(10.12)%	8.10%
Class A shares Return after taxes on distributions and sale of Fund shares	(5.56)%	6.42%
Class C shares Return before taxes	(7.14)%	8.73%
Class I shares Return before taxes	(5.28)%	1.84%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	15.29%

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the S&P 500® Index does not reflect any fees or expenses. You cannot invest directly in an index and unmanaged index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are only shown for Class A shares and after-tax returns for Class C shares will vary.

Adviser

Astor Investment Management LLC is the Fund’s investment adviser.

Portfolio Managers

Robert Stein, Chief Executive Officer of the adviser, Bryan Novak, Senior Managing Director of the adviser, and John Eckstein, Chief Investment Officer of the adviser, and Deepika Sharma are co-portfolio managers for the Fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. The minimum initial investment in each class of shares is $5,000 for regular accounts and $1,000 for tax-qualified accounts such as 401(k) plans or IRAs. The minimum subsequent investment is $100 for each class of shares.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

Additional Information about Investment Strategies and Related Risks

Investment Objectives

Each Fund’s investment objectives and its 80% ETF investment policy (except for the Astor Macro Alternative Fund which does not have an 80% policy) may be changed without shareholder approval by the Funds’ Board of Trustees upon 60 days’ written notice to shareholders.

Fund	Investment Objective
Astor Dynamic Allocation	The Fund seeks total return through a combination of capital appreciation and income.
Astor Macro Alternative Fund	The Fund seeks to provide positive returns over a market cycle regardless of market conditions or general market direction.
Astor Sector Allocation	The Fund seeks capital appreciation.

Principal Investment Strategies

Astor Dynamic Allocation Fund

The adviser’s management style focuses on asset allocation and risk management based on the philosophy that macroeconomic trends can be utilized to adjust portfolio risk levels. The proprietary Astor Economic Index® identifies levels of macroeconomic activity and trends utilizing statistical measurement of economic data points in order to provide a guideline for asset allocation. The core objective of the adviser is to invest the Fund’s assets for the appropriate level of portfolio risk based upon the analysis of the current economic environment. As a result, the Fund seeks to achieve capital appreciation during periods of positive economic growth while reducing volatility during periods of declining economic activity and growth. The adviser seeks to mitigate participation in the wealth destroying market drawdowns that typically coincide with contractionary economic environments.

The Fund starts with a balanced allocation to risk (i.e. domestic and foreign equities and fixed income) and seeks to increase or decrease that base allocation by analyzing macroeconomic factors like employment and output, as well as market price and momentum. The adviser believes that investors can achieve better risk-adjusted returns throughout various economic and market conditions with this approach. A multi-asset, tactical asset allocation strategy is utilized to increase or decrease portfolio risk exposure to a variety of market sectors, capitalizations and styles. The adviser’s objective is to produce positive overall returns with a consistent process of risk management throughout economic cycles by reducing exposure to risk assets (e.g. equities) during economic environments that historically experienced negative performance for those assets. In periods the Adviser has identified as economic downturns (contraction and trough), the Fund may invest in higher levels of cash equivalents, fixed income, and alternative or specialty asset classes such as inverse ETFs in order to reduce correlation to broad equity markets. The Fund may invest in ETFs offered by First Trust Portfolios, L.P., including the AlphaDEX® line of ETFs, during economic growth periods (expansion and peak), the Fund may investment a larger percentage of assets toward equity investments while paring back on allocations of fixed income and cash investments. The Adviser believes its research supports that an economic strategy successful in identifying the current economic environment and trends has the ability to achieve greater risk-adjusted returns versus standard benchmarks such as the S&P 500 Index while potentially reducing participation in wealth destroying drawdowns during certain periods. The adviser believes this philosophy will serve investors’ long-term financial goals of capital appreciation, lower volatility and possibly faster recovery times from market losses.

Astor Macro Alternative Fund

The adviser believes that the Fund's investment objective is best achieved by utilizing an active approach that is guided by prevailing economic activity. As stated above, the adviser’s approach focuses on identifying the current phase of the overall global economies rather than picking individual stocks and bonds or other investments. The Fund will maintain long exposure throughout all phases of the economic cycle and intends to invest primarily in a combination of ETFs and derivatives such as futures contracts and swap contracts.

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in ETFs and futures linked to (1) domestic and foreign equities, (2) domestic and foreign investment grade fixed income instruments with a maturity of 30 years or less, (3) commodities, and (4) foreign currencies. However, the Fund may also invest directly, and in fixed income securities of any credit quality or maturity. While the Fund may invest without restriction as to issuer capitalization, country or currency, the Fund’s equity, fixed income and currency strategies are currently focused on ETFs and futures which invest primarily in US, Canadian, German, Japanese, and UK, French, Italian, Spanish and Australian equities, government bonds or currencies and commodities such as base metals, agriculture, soft goods and energy. In seeking to fulfill the Fund's investment objective, the adviser may engage in frequent trading of the Fund's portfolio securities.

15

The adviser’s focus remains on analyzing macroeconomic factors like employment and output, as well as market price and momentum of particular global markets as the adviser believes that successfully identifying the current economic environment and trends has the ability to achieve returns greater than the global markets with less volatility and smaller negative returns (commonly referred as drawdowns) in comparison to the global equity market indices. Similarly, a tactical asset allocation is utilized in order to create exposure to a variety of countries and market sectors, which is then rebalanced from time to time in accordance with the Adviser’s macroeconomic outlook.

The adviser anticipates rebalancing the Fund's portfolio based upon the adviser's determination of changes in the economic cycle as well as other proprietary indicators. By using economic cycle-driven rebalancing, the adviser seeks to provide positive returns during market expansions by increasing the portfolio allocation to long equity ETFs linked to broad market indices, such as the Standard & Poor's 500 Index. The Fund expects to maintain long positions in equity and fixed income ETFs and utilizes various futures strategies at all times to achieve diversification and achieve higher returns. During economic contractions, the adviser will utilize defensive positioning, by increasing portfolio allocations to fixed-income ETFs or alternative/specialty ETFs. Alternative or specialty ETFs are selected to provide positive returns that are not correlated to the equity markets in general. These may include ETFs linked to commodities, such as energy, agriculture and metals, as well as currencies.

The Fund may seek to hedge its currency exposure on international equity positions through its fundamental currency strategy which trades futures linked to currency such as the GBP, EUR, JPY, and AUD in equal weighting long, short, or neutral against one another and a currency momentum strategy that utilizes futures to trade such currencies against the dollar. The Fund may take speculative positions in currency futures according to a model that measures value, yield, risk and momentum. The Fund’s portfolio may be hedged in response to identified price discrepancies across asset classes and as the other strategies react to market data based on their own, independent models, the overall portfolio could, effectively, be hedged by utilizing additional futures strategies linked to international equity, international bonds, and commodities such as energy (currently crude oil and natural gas), grains (currently corn, soybeans and wheat), metals, and soft goods (such as coffee and sugar). The Fund may also hold short positions or invest in inverse ETFs to hedge the portfolio. The Fund currently invests in Canadian, German, Japanese, UK, US, French, Italian, Spanish and Australian equity futures, as well as government bond futures in US, Canada, UK, Germany, Japan and Australia and utilizes both a fundamental and momentum strategy for each type of investment.

The Fund may execute the commodities portion of its investment strategy, primarily, by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"); however, the Fund may also make these types of investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Astor Sector Allocation Fund

The Astor Sector Tactical Asset Rotation (S.T.A.R.) Fund follows the adviser’s core philosophy of identifying levels of macroeconomic activity and trends utilizing statistical measurement of economic data points utilized in the Astor Dynamic Allocation Fund. However, the Fund also applies this concept at an individual market sector level in a proprietary model. The model assesses the economic activity level of nine (9) sectors as well as market conditions (such as price momentum). The adviser analyzes the output to determine the appropriate position weight for each sector based upon the absolute strength or weakness of the sector itself, as well as a relative comparison to the other sectors. The adviser seeks to adjust allocations to each sector in the Fund by using this information. The adviser will overweight sectors with the highest potential for positive returns in the current environment and remove or underweight sectors with the weakest data points. The result is a portfolio that will rotate toward perceived economic strength and away from economic weakness. Additionally, the Fund invests a portion of its assets in broad market capitalization categories such as large, medium, and small capitalization stocks based upon the Astor Economic Index® and market conditions. The adviser seeks to invest in the most favorable opportunities during economic expansions while reducing portfolio risk during weaker economic periods by adjusting overall equity exposure. When the aggregate reading of economic activity is declining across multiple sectors, the Fund will move toward cash and fixed income allocations.

The Fund intends to invest primarily in ETFs offered by First Trust Portfolios, L.P., including the AlphaDEX® line of ETFs, where appropriate and available. The focus remains on analyzing key economic factors like employment and output, as well as market price and momentum as the adviser believes that successfully identifying the current economic environment and trends has the ability to achieve returns greater risk-adjusted returns throughout full economic cycles. A tactical asset allocation strategy and economic analysis is utilized to shift exposure amongst a variety of market sectors, capitalizations and styles, which is then rebalanced or rotated from time to time in accordance with the adviser’s macroeconomic outlook. The Fund may allocate the remaining portion of the overall capital that is above the minimum required equity weighting in assets classes including equity and fixed income. In economic downturns, the Fund does not utilize inverse ETFs but will invest heavily in fixed income and cash during periods the adviser identifies as market contractions.

16

Principal Investment Risks

The following provides additional information about the risks of investing in the Funds. Each investment risk applies to each of the Funds unless otherwise stated.

(1)	Alternative and Specialty Assets Risk (Astor Dynamic Allocation Fund and Astor Macro Alternative Fund). Each Fund may purchase ETFs that invest in “alternative asset” or “specialty” market segments that may be more volatile than other Fund investments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, foreign currencies or real estate. Each segment is subject to different risks inherent in its segment: REITs’ real estate linked investments are affected by property value fluctuations; commodity linked investments may be affected by commodity-specific factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments; foreign currency linked investments may be affected by special risks such as reduced liquidity, greater volatility, less developed trading markets and sovereign intervention in the exchange market intended to affect the level or movement of the exchange rate including a country re-issuing a new currency, effectively making the “old” currency worthless.
(2)	Commodity Risk (Astor Dynamic Allocation Fund and Astor Macro Alternative Fund only). The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
(3)	Counterparty Risk (Astor Macro Alternative Fund only). The Fund's investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty's failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund's investing activities.
(4)	Credit Risk. There is a risk that debt issuers will not make interest and or principal payments, resulting in losses to an ETF held by the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes or the issuer is likely to default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses indirectly when an ETF seeks recovery of principal or interest on its portfolio holdings. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor’s Ratings Group or another NRSRO.
(5)	Currency Risk (Domestic and Foreign) (Astor Dynamic Allocation Fund and Astor Macro Alternative Fund only). The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk, interest rate risk, counterparty credit risk, short sale risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The As tor Macro Alternative Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.
(6)	Derivatives Risk (Astor Macro Alternative Fund only). The Fund may use derivatives (including stock index, fixed income, currency and commodity futures or swaps) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the issuer to a
17

derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund.

(7)	Emerging Market Risk (Astor Dynamic Allocation Fund and Astor Macro Alternative Fund only). The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
(8)	Equity Risk. The net asset values of the Funds will fluctuate based on changes in the value of the securities in which the Funds invests. The Funds’ investments in equity securities, through ETFs, are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
(9)	ETF Risk. ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by each Fund. As a result, your cost of investing in each Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs may employ leverage, which magnifies the changes in the value of the ETFs. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate each Fund’s holdings at the most optimal time, adversely affecting performance.

You will indirectly bear fees and expenses charged by the ETFs in addition to the Funds’ direct fees and expenses. Additional risks of investing in ETFs are described below:

(a)	Strategy Risk. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.
(b)	Net Asset Value and Market Price Risk. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
(c)	Tracking Risk. Investment in a Fund should be made with the understanding that the ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability to track the applicable indices.
18

(10)	First Trust AlphaDEX® Fund Risk (Astor Dynamic Allocation and Astor Sector Allocation Fund). The Fund may invest in ETFs sponsored by First Trust Portfolios, L.P., where available. The adviser and First Trust Portfolios, L.P. have entered into a reciprocal license agreement, which may present a conflict of interest by creating an incentive for the adviser to select First Trust ETFs when other ETFs may also be considered suitable for investment purposes. While the adviser has determined such family of ETFs to provide appropriate investment, First Trust ETFs may have management fees or expenses which are higher than alternative ETFs available for the portfolio managers to select.
(11)	Fixed-Income Risk. When the Funds invest in fixed-income ETFs that invest in fixed-income securities, the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Funds. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Funds possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments.
(12)	Foreign Investment Risk (Astor Macro Alternative Fund only). Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
(13)	Futures Risk (Astor Macro Alternative Fund only). There could be an imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract. Also, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
(14)	Hedging Transactions Risk (Astor Macro Alternative Fund only). The adviser will employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
(15)	High Yield (or Junk Bond Risk). Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.
(16)	Inverse Risk, (Astor Dynamic Allocation Fund and Astor Macro Alternative Fund). Under certain circumstances, the adviser may invest in ETFs known as inverse funds which are designed to produce results opposite to market trends. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. These investments are significantly different from the investment activities commonly associated with conservative stock funds. Positions in inverse securities are speculative and can be more risky than “long” positions (purchases). Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%). You should be aware that any strategy that includes inverse securities could suffer significant losses.
19

(17)	Limited History of Operations Risk (Astor Macro Alternative Fund only). The Fund has a limited history of operation for investors to evaluate. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of individual and institutional accounts. The Adviser may not achieve its intended result in managing the Fund.
(18)	Management Risk. The adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which a Fund invests may prove to be incorrect and may not produce the desired results.
(19)	Small and Medium Capitalization Company Risk. Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
(20)	Real Estate Investment Trust (REIT) Risk (Astor Dynamic Allocation Fund and Astor Macro Alternative Fund). Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
(21)	Short Position Risk (Astor Macro Alternative Fund only). The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price
(22)	Sovereign Debt Risk. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
(23)	Wholly Owned Subsidiary Risk (Astor Macro Alternative Fund only). The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the Fund may not achieve its investment objective. Furthermore, to the extent that each Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. The Funds may, from time to time, make available month-end portfolio holdings information on its website at www.astorimfunds.com. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling (877) 738-0333.

20

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Additional Information about the Management of the Fund

Adviser

Astor Investment Management LLC (the “Adviser”), 111 S. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds’ investment portfolios. The Adviser is responsible for selecting each Fund’s investments according to each Fund’s investment objective, policies and restrictions. The Adviser was established in 2013, and also advises individuals and corporations in addition to the Funds. Pursuant to an advisory agreement between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund’s average daily net assets. As of July 31, 2016, the Adviser had approximately $572 million in assets under management.

Fund	Management Fee
Astor Dynamic Allocation Fund	0.95%
Astor Macro Alternative Fund	1.45%
Astor Sector Allocation Fund	0.95%

The Funds’ Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses until November 30, 2017 so that the total annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) of the Fund do not exceed the following levels of the daily average net assets attributable to each respective class of shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Fund	Class A	Class C	Class I	Class R
Astor Dynamic Allocation Fund	1.40%	2.15%	1.15%	1.40%
Astor Macro Alternative Fund	2.00%	2.75%	1.75%	N/A
Astor Sector Allocation Fund	1.40%	2.15%	1.15%	N/A

Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost their performance. For the, Astor Dynamic Allocation Fund’s, Astor Macro Alternative Fund and Astor Sector Allocation Fund’s most recent fiscal year, the adviser to the Fund received advisory fees equal to 0.78%, 0.00% and 0.86% of the Fund’s average daily net

21

assets, respectively, after waivers. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement between the adviser and the Trust for each of the Astor Dynamic Allocation Fund, Astor Macro Alternative Fund and Astor Sector Allocation Fund is available in the Funds’ annual shareholder report dated July 31, 2016.

Portfolio Managers

Robert Stein, Senior Portfolio Manager of the adviser, Bryan Novak, Director of Trading of the adviser, and John Eckstein, Director of Research of the adviser, and Deepika Sharma are co-portfolio managers for the Funds. The portfolio managers perform top-down economic analysis, quantitative research, and momentum forecasting technical analysis of current financial and economic conditions. Final investment and portfolio management decisions are approved by the co-portfolio managers jointly. Mr. Stein has served the Funds as portfolio manager from inception through July 2013 under the previous adviser and since November 2013 under the adviser. Mr. Novak has served as a portfolio manager to each Fund since inception and Mr. Eckstein has been a portfolio manager since 2011. The Astor Dynamic Allocation Fund commenced operations in 2009, the Astor Macro Alternative Fund commenced operations in 2015, and Astor Sector Allocation Fund commenced operations in 2011.

Robert Stein, Co-Portfolio Manager. Rob Stein began his career in 1983 as a project analyst for the Federal Reserve, under the chairmanship of Paul Volcker. From there, he went on to hold senior trading or portfolio management positions with Bank of America New York, Harris Bank and Bank of America Chicago from. Beginning in 1991, Mr. Stein also served as the Managing Director of Proprietary Trading for Barclays Bank PLC New York. Returning to Chicago in 1994, he formed Astor Financial, Inc., an investment and brokerage firm. Later, Mr. Stein formed Astor Asset Management LLC, a registered investment adviser acquired by Knight Capital Group, Inc. in 2010. Astor Asset Management operated as a wholly-owned subsidiary until 2014 when operations continued as Astor Investment Management LLC. Mr. Stein is one of the creators of the Astor Economic Index® (“AEI”), which is used to determine the strength of the economy and identify stages of the business cycle. Mr. Stein has received numerous accolades in his career such as being recognized in 2003 as one of the best unknown managers by BusinessWeek and in 2009 Forbes.com cited Stein’s tactical ETF portfolios as one of the best performers during the financial crisis. Mr. Stein is the author of three books, including Inside Greenspan’s Briefcase (McGraw Hill) and Finding the Bull Inside the Bear: Active Management Strategies for Expansions, Contractions, and Everything in Between (Marketplace, 2013). He is regularly featured in print and broadcast media such as the Wall Street Journal, Business Week, Investor’s Business Daily, ABC, FOX News, Bloomberg and CNBC. Mr. Stein graduated from the University of Michigan with a BA in Economics.

Bryan Novak, Co-Portfolio Manager. Bryan Novak joined Astor Investment Management in 2002 and currently serves as Senior Managing Director where he oversees the firm’s trading. Mr. Novak has been involved in the research and development of the trading and investment strategies at the firm. He was instrumental in the launch of the firm’s mutual fund family in 2009 and has served as part of the portfolio management team since 2004. Prior to Astor, Mr. Novak was an equity options trader for Second City Trading, LLC at the CBOE in Chicago. He has been quoted by numerous financial media outlets and is a regular panelist at ETF industry events. Mr. Novak earned his Bachelor of Science in Financial Management from the Ohio State University. Mr. Novak is a Level II Candidate for the CAIA exam and has passed Level 1 of the CFA

John Eckstein, Co-Portfolio Manager. John Eckstein joined Astor Investment Management in 2011 and serves as Chief Investment Officer. As Vice Chairman of the firm’s Investment Committee, he is responsible for international global macro strategies. In 1995, Mr. Eckstein founded Cornerstone Quantitative Investment Group, a global macro hedge fund with peak assets of $600 million. At Cornerstone, Mr. Eckstein was responsible for all aspects of the firm’s operations including fixed income, currency, commodity and equity portfolios. Prior to Cornerstone, Mr. Eckstein was a researcher for Luck Trading Company, a commodity trading adviser. Mr. Eckstein is a co-author of Commodity Investing (John Wiley & Sons, 2008) and is a frequent speaker at industry events. He holds a Bachelor of Science from Brown University and a Masters in Public Administration (International Economic Policy) from Columbia University.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Deepika Sharma, Co Portfolio Manager. Ms. Deepika Sharma joined Astor in 2012 and serves as the Managing Director of Investment Research. As a member of the firm’s Investment Committee, she assists with the management of Astor’s multi-asset strategies while holding responsibility for the research and development of current and forthcoming strategies. Ms. Sharma is a CFA charterholder and was recognized in 2015 by the New York CFA Society (NYSSA) as the “Young Investment Professional 2015”. She began her career as an Analyst on the Fixed Income desk at Lehman Brothers, later acquired by Nomura and also worked in macro-strategy at Roubini Global Economics. Ms. Sharma completed her Masters in International Finance at Columbia University.

22

Subsidiary (Astor Macro Strategy Fund)

The Astor Macro Strategy Fund may invest up to 25% of its total assets (measured at the time of purchase) in its Subsidiary. The Subsidiary will invest primarily in commodities. However, the Fund may also make these investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund may also make investments in certain commodity-linked securities through the Subsidiary because income from these securities is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the security directly.

The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days’ prior notice of such offer or sale.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS' rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Adviser to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment adviser to the Fund under the 1940 Act. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to any management fee paid to the Adviser by the Subsidiary. The Subsidiary may instead waive any management fee. The Adviser’s undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

When viewed on a consolidated basis, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. As a result, the Adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI"). The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

23

The financial statements of the Subsidiary are consolidated in the Fund's financial statements, which are included in the Fund's annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

How Shares Are Priced

The Net Asset Value (“NAV”) of each class of Fund shares is determined as of the close of business of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) each day it is open for business. NAV is computed by determining the aggregate market value of all assets of each Fund less its liabilities divided by the total number of shares outstanding ((asset-liabilities)/number of shares=NAV) attributable to each share class. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of each Fund, including investment advisory, administration, and any distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because the Funds may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, each Fund values foreign-traded securities, if any, held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

24

How to Purchase Shares

Share Classes

This Prospectus describes four classes of shares offered by the Astor Dynamic Allocation ETF Fund: Class A, Class C, Class I and Class R shares; and three classes of shares offered by the Astor Macro Alternative Fund and Astor Sector Allocation Fund: Class A, Class C and Class I shares. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the shares classes are the ongoing fees, sales charges and minimum investment amounts. Class A, Class C and Class R shares pay an annual fee of 0.25%, 1.00% and 0.25% for distribution expenses, respectively, pursuant to plans adopted under Rule 12b-1. Class I shares do not pay distribution fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in each Fund represents an interest in the same portfolio of investments in that Fund. All share classes may not be available in all states.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus a sales charge of 4.75% of the amount invested. There are no sales charges on reinvested distributions. Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment is $1,000 for qualified accounts such as 401(k) plans or IRAs and $5,000 for other accounts.

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.75%	4.99%	4.00%
$50,000 to $99,999.99	4.00%	4.12%	3.50%
$100,000 to $299,999.99	3.00%	3.09%	2.50%
$300,000 to $499,999.99	2.00%	2.04%	1.50%
$500,000 or More	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

(i)	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer
(for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
(ii)	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; or
(iii)	Shares held directly in a Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you

25

pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of a Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

(1)	Current and retired directors and officers of a Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
(2)	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
(3)	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
(4)	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
(5)	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
(6)	Institutional investors (which may include bank trust departments and registered investment advisors).
(7)	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
(8)	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
(9)	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares: Class C shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The minimum initial investment is $1,000 for qualified accounts such as 401(k) plans or IRAs and $5,000 for other accounts.

Class I Shares: Class I shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. In addition, Class I shares do not have a distribution or service-related fee. The minimum initial investment is $5,000 for all accounts.

26

Class R Shares: Class R shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class R shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class R shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment is $1,000 for qualified accounts such as 401(k) plans or IRAs and $5,000 for other accounts.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider the present and future amounts you may invest in a Fund. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Astor Dynamic Allocation Fund Astor Macro Alternative Fund and Astor Sector Allocation Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Astor Dynamic Allocation Fund Astor Macro Alternative Fund and Astor Sector Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at (877) 738-0333 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at (877) 738-0333 for more information about the Funds’ Automatic Investment Plan.

Minimum and Additional Investment Amounts: You can open an account with a minimum initial investment for Class R, C, and A shares is $1,000 for qualified accounts such as 401(k) plans or IRAs and $5,000 for other accounts. The minimum initial investment for all accounts is $5,000 for Class I shares and, you may make additional investments to your account in any Fund at any time with as little as $100. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund. Each Fund reserves the right to waive any investment minimum.

27

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the appropriate Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order. All requests received in good order by the Fund before the close of the NYSE will be processed on that same day. Requests received after the close of the NYSE will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and share class;

•         the dollar amount of shares to be purchased;

•         a completed purchase application or investment stub; and

•         check payable to the “Astor Dynamic Allocation Fund,” or “Astor Macro Alternative Fund,” or “Astor Sector Allocation Fund”

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at (877) 738-0333 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

28

How to Redeem Shares

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail	or Overnight Mail
Astor Dynamic Allocation Fund Astor Macro Alternative Fund and Astor Sector Allocation Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Astor Dynamic Allocation Fund Astor Macro Alternative Fund and Astor Sector Allocation Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (877) 738-0333. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at (877) 738-0333 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

29

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•          The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•          The request must identify your account number;

•          The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•          If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

(i)	you request a redemption to be made payable to a person not on record with the Funds;
(ii)	you request that a redemption be mailed to an address other than that on record with the Funds;
(iii)	the proceeds of a requested redemption exceed $50,000;
(iv)	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
(v)	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances

If at any time your account balance in a Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Astor Dynamic Allocation Fund, Astor Macro Alternative Fund, and Astor Sector Allocation Fund intend to distribute substantially all of its net investment income quarterly and net capital gains annually in December. This distributions will be reinvested in shares of the respective Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest

30

dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares.

Frequent Purchases and Redemptions of Fund Shares

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing a Fund’s expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds’ are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Funds currently use several methods to reduce the risk of market timing. These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”. If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, a Fund and its Adviser will further evaluate the shareholder’s transactions to determine whether the trading pattern suggests an ongoing market timing strategy. Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into a Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.

31

Distribution of Shares

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the FINRA. Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class R shares (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act, under which allows the Funds to pay the Funds’ distributor an annual fee for distribution and shareholder servicing expenses up to 0.25%, 1.00% and 0.25% of the Funds’ average daily net assets attributable to Class R, Class C and Class A shares, respectively. Class I shares have not adopted a Plan. Because these fees are paid out of each Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds’ distributor and other entities are paid pursuant to the Plan for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Distributor, its affiliates, and the Funds’ adviser and their affiliates may each, at its own expense and out of its their own assets including legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services the Funds’ shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (877) 738-0333 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

32

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements of Astor Dynamic Allocation Fund, Astor Sector Allocation Fund, and consolidated financial statements of Astor Macro Alternative Fund which were audited by Cohen & Company Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Funds’ July 31, 2016 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Astor Dynamic Allocation Fund Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012 (1)

Net asset value, beginning of period	$12.02		$11.49	$10.62	$9.91	$10.11

Activity from investment operations:
Net investment income (2)	0.07		0.08	0.07	0.05	0.02
Net realized and unrealized gain on investments	0.21		0.52	0.83	0.70	0.04
Total from investment operations	0.28		0.60	0.90	0.75	0.06

Less distributions from:
Net investment income	(0.10)		(0.07)	(0.03)	(0.04)	—
Return of capital	—		—	—	—	(0.01)
Net realized loss	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.10)		(0.07)	(0.03)	(0.04)	(0.26)

Net asset value, end of period	$12.20		$12.02	$11.49	$10.62	$9.91

Total return (3)	2.39%		5.23%	8.50%	7.61%	0.63	% (8)

Net assets, at end of period (000s)	$11,418		$12,846	$9,595	$4,583	$88

Ratio of gross expenses to average net assets (4)(9)	1.71%		1.66%	1.88%	2.18%	2.26	% (5)
Ratio of net expenses to average net assets (9)	1.50%		1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net
assets (7)	0.62%		0.69%	0.62%	0.50%	0.35	% (5)
Portfolio Turnover Rate	55%		44%	55%	124%	188	% (8)

(1)	The Astor Dynamic Allocation Fund’s Class A commenced operations on November 30, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Amount represents less than $0.01 per share.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Does not include the expenses of other investment companies in which the Fund invests.

33

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class C

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$11.69		$11.21	$10.41	$9.75	$10.76

Activity from investment operations:
Net investment loss (1)	$(0.01)		(0.01)	(0.02)	—	(0.05)
Net realized and unrealized gain (loss) on investments	$0.19		0.51	0.82	0.66	(0.71)
Total from investment operations	$0.18		0.50	0.80	0.66	(0.76)

Less distributions from:
Net Investment Income	(0.04)		(0.02)	0.00 (6)	—	—
Net realized gains	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.04)		(0.02)	0.00 (6)	—	(0.25)

Net asset value, end of year	$11.83		$11.69	$11.21	$10.41	$9.75

Total return (2)	1.60%		4.45%	7.72%	6.77%	(7.08)%

Net assets, at end of year (000s)	$20,339		$22,913	$15,602	$7,433	$12,259

Ratio of gross expenses to average net
assets (3)(4)	2.46%		2.41%	2.63%	2.93%	2.80%
Ratio of net expenses to average net
assets (4)	2.25%		2.25%	2.25%	2.25%	2.42%
Ratio of net investment loss to average net
assets (5)	(0.13)%		(0.11)%	(0.16)%	(0.04)%	(0.51)%

Portfolio Turnover Rate	55%		44%	55%	124%	188%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.01 per share.

34

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class I

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$12.03		$11.50	$10.62	$9.91	$10.87

Activity from investment operations:
Net investment income (1)	0.10		0.11	0.09	0.10	0.05
Net realized and unrealized gain (loss) on investments	0.21		0.52	0.85	0.67	(0.71)
Total from investment operations	0.31		0.63	0.94	0.77	(0.66)

Less distributions from:
Net investment income	(0.13)		(0.10)	(0.06)	(0.06)	—
Return of capital	—		—	—	—	(0.05)
Net realized gains	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.13)		(0.10)	(0.06)	(0.06)	(0.30)

Net asset value, end of year	$12.21		$12.03	$11.50	$10.62	$9.91

Total return (2)	2.62%		5.48%	8.87%	7.74%	(6.08)%

Net assets, at end of year (000s)	$81,800		$101,512	$45,630	$18,341	$22,337

Ratio of gross expenses to average net assets (3)(4)	1.46%		1.41%	1.63%	1.93%	1.80%
Ratio of net expenses to average net assets (4)	1.25%		1.25%	1.25%	1.25%	1.41%
Ratio of net investment income to average net
assets (5)	0.88%		0.92%	0.83%	0.95%	0.49%
Portfolio Turnover Rate	55%		44%	55%	124%	188%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.01 per share.

35

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class R

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$12.00		$11.48	$10.60	$9.89	$10.85

Activity from investment operations:
Net investment income (1)	0.07		0.06	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.22		0.53	0.85	0.68	(0.71)
Total from investment operations	0.29		0.59	0.91	0.75	(0.68)

Less distributions from:
Net investment income	(0.10)		(0.07)	(0.03)	(0.04)	—
Return of capital	—		—	—	—	(0.03)
Net realized gains	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.10)		(0.07)	(0.03)	(0.04)	(0.28)

Net asset value, end of year	$12.19		$12.00	$11.48	$10.60	$9.89

Total return (2)	2.48%		5.10%	8.63%	7.56%	(6.31)%

Net assets, at end of year (000s)	$2,463		$1,759	$6,437	$7,018	$3,245

Ratio of gross expenses to average net assets (3)(4)	1.71%		1.66%	1.88%	2.18%	2.02%
Ratio of net expenses to average net assets (4)	1.50%		1.50%	1.50%	1.50%	1.69%
Ratio of net investment income (loss) to average net assets (5)	0.63%		0.55%	0.57%	0.63%	0.21%

Portfolio Turnover Rate	55%		44%	55%	124%	188%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.01 per share.

36

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor Sector Allocation Fund Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2016	2015	2014	2013	2012 (1)

Net asset value, beginning of period	$15.41	$14.46	$12.89	$10.33	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.06)	(0.08)	(0.08)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	(0.63)	1.04	1.68	2.67	0.31
Total from investment operations	(0.69)	0.96	1.60	2.64	0.36

Less distributions from:
Net investment income	—	—	—	(0.05)	(0.03)
Net realized gains	(0.08)	(0.01)	(0.03)	(0.03)	—
Total distributions	(0.08)	(0.01)	(0.03)	(0.08)	(0.03)

Net asset value, end of period	$14.64	$15.41	$14.46	$12.89	$10.33

Total return (3)	(4.48)%	6.66%	12.45%	25.73%	3.59	% (8)

Net assets, at end of period (000s)	$30,447	$58,315	$46,371	$6,524	$109

Ratio of gross expenses to average net assets (4)(6)	1.65%	1.60%	1.92%	2.37%	138.74	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income (loss) to average net assets (7)	(0.40)%	(0.54)%	(0.53)%	(0.18)%	0.67	% (5)

Portfolio Turnover Rate	68%	30%	25%	62%	86	% (8)

(1)	The Astor Sector Allocation Fund commenced operations November 30, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.

37

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor Sector Allocation Fund Class C

	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	July 31,	July 31,	July 31,		July 31,	July 31,
	2016	2015	2014		2013	2012 (1)

Net asset value, beginning of period	$15.04	$14.22	$12.77		$10.30	$10.00

Activity from investment operations:
Net investment gain (loss) (2)	(0.15)	(0.20)	(0.18)		(0.13)	0.00	(9)
Net realized and unrealized gain (loss) on investments	(0.63)	1.03	1.66		2.67	0.31
Total from investment operations	(0.78)	0.83	1.48		2.54	0.31

Less distributions from:
Net investment income	—	—	—		(0.04)	(0.01)
Net realized gains	(0.08)	(0.01)	(0.03)		(0.03)	—
Total distributions	(0.08)	(0.01)	(0.03)		(0.07)	(0.01)

Net asset value, end of period	$14.18	$15.04	$14.22		$12.77	$10.30

Total return (3)	(5.19)%	5.86%	11.63%		24.81%	3.08	% (8)

Net assets, at end of period (000s)	$46,216	$58,381	$23,881		$1,553	$5

Ratio of gross expenses to average net assets (4)(6)	2.40%	2.35%	2.67	% (7)	3.12%	139.86	% (5)
Ratio of net expenses to average net assets (6)	2.25%	2.25%	2.25%		2.25%	2.25	% (5)
Ratio of net investment loss to average net assets (7)	(1.12)%	(1.32)%	(1.31)%		(1.05)%	(0.06	)% (5)

Portfolio Turnover Rate	68%	30%	25%		62%	86	% (8)

(1)	The Astor Sector Allocation Fund commenced operations November 30, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Per share amount represents less than $0.01 per share.

38

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor Sector Allocation Fund Class I

	Year Ended	Year Ended	Period Ended
	July 31,	July 31,	July 31,
	2016	2015	2014 (1)

Net asset value, beginning of period	$15.46	$14.46	$13.88

Activity from investment operations:
Net investment loss (2)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.64)	1.06	0.62
Total from investment operations	(0.66)	1.01	0.58

Less distributions from:
Net realized gains	(0.08)	(0.01)	—
Total distributions	(0.08)	(0.01)	—

Net asset value, end of period	$14.72	$15.46	$14.46

Total return (3)	(4.27)%	7.01%	4.18	% (8)

Net assets, at end of period (000s)	$36,856	$66,379	$26,066

Ratio of gross expenses to average net assets (4)(6)	1.40%	1.35%	1.67	% (5)
Ratio of net expenses to average net assets (6)	1.25%	1.25%	1.25	% (5)
Ratio of net investment income (loss) to average net assets (7)	(0.13)%	(0.32)%	(0.43	)% (5)

Portfolio Turnover Rate	68%	30%	25	% (8)

(1)	The Astor Sector Allocation Fund Class I commenced operations January 6, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.

39

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor Macro Alternative Fund Class I

	Year Ended	Period Ended
	July 31,	July 31,
	2016	2015 (1)

Net asset value, beginning of period	$9.96	$10.00

Activity from investment operations:
Net investment income (2)	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.64	(0.06)
Total from investment operations	0.65	(0.02)

Less distributions from:
Net investment income	(0.02)	(0.02)
Total distributions	(0.02)	(0.02)

Net asset value, end of period	$10.59	$9.96

Total return (3)	6.56%	(0.20	)% (8)

Net assets, at end of period (000s)	$2,054	$1,639

Ratio of gross expenses to average net assets (4)(6)	10.43%	76.63	% (5)
Ratio of net expenses to average net assets (6)	1.99%	1.99	% (5)
Ratio of net investment income to average net assets (7)	0.12%	4.80	% (5)

Portfolio Turnover Rate	117%	10	% (8)

(1)	The Astor Macro Alternative Fund Class I commenced operations June 22, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.

40

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•                     Social Security number and wire transfer instructions

•                     account transactions and transaction history

•                     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

41

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•      open an account or deposit money

•      direct us to buy securities or direct us to sell your securities

•      seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•             sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•             affiliates from using your information to market to you.

•             sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.
42

Adviser: Astor Investment Management LLC
111 South Wacker Drive, Suite 3950, Chicago, Illinois 60606

Independent Registered Public Accounting Firm: Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800 | Cleveland, OH 44115

Custodian: MUFG Union Bank, N.A.
400 California Street, San Francisco, California 94104

Legal Counsel: Thompson Hine LLP
41 South High Street, Suite 1700 Floor, Columbus, Ohio 43215

Transfer Agent: Gemini Fund Services, LLC
17605 Wright Street, Suite 2, Omaha, NE 68130

Additional information about the Funds is included in the Funds' Statement of Additional Information dated December 1, 2016 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust's policies and management. Additional information about the Funds' investments will also be available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call (877) 738-0333 visit www.astorimfunds.com. You may also write to: Astor Dynamic Allocation Fund, Astor Macro Alternative Fund and Astor Sector Allocation Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

You may review and obtain copies of the Funds' information at the SEC Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www. sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

For more information about Astor, please visit our website at **www.astorimfunds.com**